Exhibit 10.2

EXECUTION VERSION

GLOBAL TRANSFER AND AMENDMENT AGREEMENT

DATED 28 MARCH 2014

relating to US$2,160,000,000 Credit Facilities
dated 13 February 2014

for

AMEC PLC

WITH

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

as Global Co-ordinator

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

BARCLAYS BANK PLC

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

THE ROYAL BANK OF SCOTLAND PLC

as Original Mandated Lead Arrangers

AND

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

as Facility Agent

Allen & Overy LLP

THIS AGREEMENT is dated 28 March 2014 and is made BETWEEN:

(1)                                 AMEC PLC (registered number 01675285) for itself and as agent for each of the other Obligors under and as defined in the Credit Agreement defined below (the Company);

(2)                                 BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED as global co-ordinator (in this capacity, the Global Co-ordinator);

(3)                                 BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED, BARCLAYS BANK PLC, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. and THE ROYAL BANK OF SCOTLAND PLC as original mandated lead arrangers (in this capacity the Original Mandated Lead Arrangers);

(4)                                BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED, BARCLAYS BANK PLC, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. and THE ROYAL BANK OF SCOTLAND PLC as original bookrunners (in this capacity the Original Bookrunners);

(5)                                 ABBEY NATIONAL TREASURY SERVICES PLC (TRADING AS SANTANDER GLOBAL BANKING AND MARKETS), AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED BANK OF CHINA LIMITED, LONDON BRANCH, BNP PARIBAS FORTIS SA/NV, CITIBANK, N.A. LONDON BRANCH, COMMERZBANK AKTIENGESELLSCHAFT, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, LLOYDS BANK PLC AND ROYAL BANK OF CANADA as mandated lead arrangers (in this capacity the Additional Mandated Lead Arrangers);

(6)                                 BBVA IRELAND P.L.C., CRÉDIT INDUSTRIEL ET COMMERCIAL, LONDON BRANCH, DEUTSCHE BANK AG, LONDON BRANCH, DNB BANK ASA, HSBC BANK PLC, INTESA SANPAOLO S.P.A., NATIONAL BANK OF ABU DHABI PJSC, LONDON BRANCH, SUMITOMO MITSUI BANKING CORPORATION, TD BANK EUROPE LIMITED AND WELLS FARGO BANK INTERNATIONAL as lead arrangers (in this capacity the Additional Lead Arrangers);

(7)                                 THE FINANCIAL INSTITUTIONS listed on the signatory pages to this Agreement under the heading Existing Lenders (in this capacity, the Existing Lenders);

(8)                                 THE FINANCIAL INSTITUTIONS listed on the signatory pages to this Agreement under the heading New Lenders (in this capacity, the New Lenders); and

(9)                                 BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED as facility agent for the Lenders under and as defined in the Credit Agreement defined below (in this capacity, the Facility Agent).

IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

In this Agreement:

Credit Agreement means the US$2,160,000,000 facilities agreement dated 13 February 2014 between, among others, the Company, the Original Mandated Lead Arrangers and the Facility Agent.

Effective Date means 28 March 2014.

1.2                               Construction and incorporation of terms

(a)                                 Capitalised terms defined in the Credit Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

(b)                                 The provisions of clauses 1.2 (Construction), 34 (Severability), 27.4 (Waivers and remedies cumulative) and 39.2 (Service of process) of the Credit Agreement apply to this Agreement as though they were set out in full in this Agreement, except that references to the Credit Agreement are to be construed as references to this Agreement.

2.                                      TRANSFER

2.1                               Transfer of rights and obligations

On the Effective Date (regardless of whether a Major Default is then outstanding):

(a)                                 each New Lender will become a Lender under the Credit Agreement with the Commitments set out opposite its name in Schedule 1 (Commitments) and each Existing Lender transfers absolutely to each New Lender its rights corresponding to that Existing Lender’s pro rata share on the date of this Agreement of the Commitments set out opposite the New Lender’s name in Schedule 1 (Commitments);

(b)                                 the Commitments of each Existing Lender will be reduced to the amounts set out opposite its name in Schedule 1 (Commitments) and each Existing Lender will be released from those of its obligations under the Credit Agreement which correspond to those of its rights transferred to the New Lenders under paragraph (a) above but will retain the Commitments set out opposite its name in Schedule 1 (Commitments);

(c)                                  each New Lender will automatically assume and undertakes to perform all of the rights and obligations of a Lender under the Finance Documents in respect of the rights and obligations transferred to it under this Clause and each New Lender will be bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above;

(d)                                 each New Lender expressly acknowledges the limitations of responsibility of the Existing Lenders contained in the Credit Agreement; and

(e)                                  each New Lender expressly acknowledges that the Existing Lenders are under no obligation to accept a re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this Agreement or support any losses incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under any Finance Document or otherwise.

2.2                               Amounts due on or before the Effective Date

Any amounts payable to an Existing Lender by any Obligor on or prior to the Effective Date will be for the account of that Existing Lender, and no New Lender will have any interest in, or any rights in respect of, those amounts.

2.3                              Contact details

Each New Lender confirms that it has delivered to the Facility Agent its initial contact details for the purposes of the Credit Agreement.

2.4                               Transfer fee

The Facility Agent confirms that no transfer fees are payable to it under the Credit Agreement in respect of any transaction contemplated by this Agreement.

2.5                               Lender status confirmation

(a)                                 For the purpose of, and in accordance with, Clause 12.5 (Lender Status Confirmation) of the Credit Agreement, each New Lender provides confirmation opposite its name in Part 1 of Schedule 2 (Lender status confirmation) as to whether it is a Treaty Lender, a Qualifying Lender (other than a Treaty Lender) or not a Qualifying Lender.

(b)                                 For the purpose of, and in accordance with, Clause 12.2(h)(ii)(B) (Tax gross-up) of the Credit Agreement each New Lender that is a Treaty Lender that holds a passport under the HMRC DT Treaty Passport scheme confirms opposite its name in Part 2 of Schedule 2 (Treaty Passport Scheme confirmation) its scheme reference number and its jurisdiction of tax residence.

2.6                               Consent

Each of the Company (for itself and as agent for each of the other Obligors), the Original Mandated Lead Arrangers, the Existing Lenders and the Facility Agent consents to the New Lenders becoming Lenders and each Party accepts this Agreement as a Transfer Certificate being delivered under and for the purposes of Clause 28.6 (Procedure for transfer using a Transfer Certificate) so as to take effect in accordance with the provisions of that clause on the Effective Date.

2.7                               New Lender Confirmations

Each New Lender confirms to the Existing Lenders and the other Finance Parties that it:

(a)                                 has received a copy of the Credit Agreement together with such other documents and information as it has requested in connection with this transactions;

(b)                                 has made, and will continue to make, its own independent appraisal of all risks arising under or in connection with the Finance Documents (including the financial condition and affairs of each Obligor and its related entities and the nature and extent of any recourse against any Party or its assets) in connection with its participation in the Credit Agreement; and

(c)                                  has not relied exclusively on any information supplied to it by the Existing Lender in connection with any Finance Document.

2.8                               Designation

(a)                                 On the Effective Date, the Company and each Original Mandated Lead Arranger designate each Additional Mandated Lead Arranger as a Mandated Lead Arranger under and for the purposes of the Credit Agreement and each Additional Mandated Lead Arranger accepts such designation.

(b)                                 The Company and each Original Mandated Lead Arranger agree that from the Effective Date, each Additional Lead Arranger shall become party to the Credit Agreement in the capacity of a Lead Arranger and each Additional Lead Arranger accepts such designation.

3.                                      AMENDMENTS

(a)                                 Pursuant to clause 27 (Amendments and waivers) of the Credit Agreement, the Majority Lenders have consented to the amendments to the Credit Agreement contemplated by this Agreement.

Accordingly, the Facility Agent confirms it is authorised to execute this Agreement on behalf of the Finance Parties.

(b)                                 The Credit Agreement will be amended from the Effective Date in accordance with paragraph (c) below.

(c)                                  The Credit Agreement will be amended as follows:

(i)                                     the definition of Administrative Party in Clause 1.1 (Definitions) of the Credit Agreement will be deleted and replaced as follows:

“Administrative Party means each Lead Arranger, each Mandated Lead Arranger, the Global Co-ordinator or the Facility Agent.

(ii)                                  the definition of Excluded Subsidiaries in Clause 1.1 (Definitions) of the Credit Agreement will be amended by the replacement of the company name “GRD Limited” with the name “GRD Pty Limited (formerly known as GRD Limited)”;

(iii)                               a new definition of Lead Arranger shall be inserted in Clause 1.1 (Definitions) of the Credit Agreement before the definition of Lender and after the definition of Interpolated Screen Rate as follows:

“Lead Arranger means:

(a)                                                                               each financial institution designated as a Lead Arranger under Clause 2.8(b) (Designation) of the global transfer and amendment agreement dated 28 March 2014 between amongst others, the Original Mandated Lead Arrangers, the Company and the Facility Agent; and

(b)                                                                               any other person designated as a lead arranged by the Original Mandated Lead Arrangers and the Company.”

(iv)                              each of Clauses 7.4(b) and 7.4(c) of the Credit Agreement will be amended by the replacement of the words “paragraph 7.1” with the words “paragraph (a)”;

(v)                                 Clause 8.3 (Mandatory prepayment — relevant issue) of the Credit Agreement will be amended by the replacement of the words “Clause 7.3 (Repayment of Facility C Loans)” with the words “Clause 8.3 (Mandatory prepayment — relevant issue)”;

(vi)                              Clause 20.13 (Sanctions) of the Credit Agreement will be amended by the replacement of the words “our business” with the words “the Company’s business”;

(vii)                           Clause 20.5(c)(xiv) (Negative pledge) of the Credit Agreement will be amended by the replacement of the words “Majority Banks” with the words “Majority Lenders”; and

(viii)                        Clause 22.2 (Role of the Mandated Lead Arranger and Global Co-Ordinator) will be deleted and replaced as follows:

“22.2                                                                Role of the Mandated Lead Arrangers, Lead Arrangers and Global Co-Ordinator

(a)                                                                               Except as specifically provided in the Finance Documents, no Mandated Lead Arranger or Lead Arranger has any obligations of any kind to any other Party in connection with any Finance Document.

(b)                                                                               Except as specifically provided in the Finance Documents, the Global Co-ordinator has no obligations of any kind to any other Party in connection with any Finance Document.”; and

(ix)                              Clause 30.3(a)(v) will be amended by the replacement of the words “and the Mandated Lead Arrangers” with the words “, the Mandated Lead Arrangers and the Lead Arrangers”.

(d)                                 The Company on behalf of each Obligor confirms that on the date of this Agreement and the Effective Date the Major Representations are correct in all material respects and would also be true if references to the Agreement were construed as references to the Credit Agreement as amended by this Agreement.

(e)                                  The Company (for itself and on behalf of each Obligor) agrees to the amendment of the Credit Agreement as contemplated by this Agreement and with effect from the Effective Date confirms that any guarantee given by it or an Obligor under a Finance Document will continue in full force and effect and extend to the liabilities and obligations of the Obligors to the Finance Parties under the Finance Documents as amended by this Agreement.

(f)                                   From the Effective Date, the Credit Agreement and this Agreement will be construed as one document.

4.                                      NATURE OF THIS AGREEMENT

(a)                                 The Facility Agent and the Company designate this Agreement as a Finance Document.

(b)                                 The transfer of rights and obligations contemplated by this Agreement will take effect as a novation and the terms of the Credit Agreement will apply to the rights and obligations transferred as if this Agreement were a Transfer Certificate so that on the Effective Date Schedule 1 (Commitments) is substituted for the table showing each Original Lender’s commitments in Schedule 1 (Original Parties) to the Credit Agreement.

(c)                                  Except as expressly provided by the terms of this Agreement, each of the Finance Documents will continue in full force and effect.

5.                                      COUNTERPARTS

This Agreement may be executed in any number of counterparts.  This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

6.                                      GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

7.                                      ENFORCEMENT

7.1                               Jurisdiction

(a)                                 The English courts have exclusive jurisdiction to settle any dispute including a dispute relating to any non-contractual obligation arising out of or in connection with this Agreement.

(b)                                The English courts are the most appropriate and convenient courts to settle any such dispute in connection with this Agreement.  The Company (for itself and each Obligor) agrees not to argue to the contrary and waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Agreement.

(c)                                  This Clause is for the benefit of the Finance Parties only.  To the extent allowed by law, a Finance Party may take:

(i)                                     proceedings in any other court; and

(ii)                                  concurrent proceedings in any number of jurisdictions.

(d)                                 References in this Clause to a dispute in connection with this Agreement includes any dispute as to the existence, validity or termination of this Agreement.

7.2                               Waiver of immunity

The Company (for itself and on behalf of each Obligor) irrevocably and unconditionally:

(a)                                 agrees not to claim any immunity from proceedings brought by a Finance Party against it or an Obligor (as applicable) in relation to this Agreement and to ensure that no such claim is made on its behalf;

(b)                                 consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)                                  waives all rights of immunity in respect of it or its assets.

7.3                               Waiver of trial by jury

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT.  THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY COURT.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

COMMITMENTS

Name of Original Lender	Facility A Commitments (US$)	Facility B Commitments (US$)	Facility C Commitments (US$)	Revolving Facility Commitments (US$)
Bank of America Merrill Lynch International Limited	62,500,000	46,111,113	46,111,113	13,888,888
Barclays Bank PLC	62,500,000	46,111,113	46,111,113	13,888,887
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	62,500,000	46,111,113	46,111,113	13,888,887
The Royal Bank of Scotland plc	62,500,000	46,111,113	46,111,113	13,888,887
Abbey National Treasury Services Plc (trading as Santander Global Banking and Markets)	—	46,111,112	46,111,112	13,888,889
Australia and New Zealand Banking Group Limited	—	46,111,112	46,111,112	13,888,889
Bank of China Limited, London Branch	—	46,111,112	46,111,112	13,888,889
BNP Paribas Fortis SA/NV	—	46,111,112	46,111,112	13,888,889
Citibank, N.A. London Branch	—	46,111,112	46,111,112	13,888,889
COMMERZBANK AKTIENGESELLSCHAFT, LONDON BRANCH	—	46,111,112	46,111,112	13,888,889
Crédit Agricole Corporate And Investment Bank	—	46,111,112	46,111,112	13,888,889
Lloyds Bank plc	—	46,111,112	46,111,112	13,888,889
Royal Bank of Canada	—	46,111,112	46,111,112	13,888,889
BBVA Ireland p.l.c.	—	23,055,554	23,055,554	6,944,445
Crédit Industriel et Commercial, London Branch	—	23,055,554	23,055,554	6,944,445
Deutsche Bank AG, London Branch	—	23,055,554	23,055,554	6,944,445
DNB Bank ASA	—	23,055,554	23,055,554	6,944,445
HSBC Bank plc	—	23,055,554	23,055,554	6,944,445
Intesa Sanpaolo S.p.A.	—	23,055,554	23,055,554	6,944,445
National Bank of Abu Dhabi PJSC, London Branch	—	23,055,554	23,055,554	6,944,445
Sumitomo Mitsui Banking Corporation	—	23,055,554	23,055,554	6,944,445
TD Bank Europe Limited	—	23,055,554	23,055,554	6,944,445
Wells Fargo Bank International	—	23,055,554	23,055,554	6,944,445
Total Commitments	250,000,000	830,000,000	830,000,000	250,000,000

SCHEDULE 2

NEW LENDER CONFIRMATIONS

PART 1

LENDER STATUS CONFIRMATION

Name of New Lender	Lender Status Confirmation
Abbey National Treasury Services Plc (trading as Santander Global Banking and Markets)	Qualifying Lender (other than a Treaty Lender)
Australia and New Zealand Banking Group Limited	Qualifying Lender (other than a Treaty Lender)
Bank of China Limited, London Branch	Qualifying Lender (other than a Treaty Lender)
BNP Paribas Fortis SA/NV	Treaty Lender
Citibank, N.A. London Branch	Qualifying Lender (other than a Treaty Lender)
COMMERZBANK AKTIENGESELLSCHAFT, LONDON BRANCH	Qualifying Lender (other than a Treaty Lender)
Crédit Agricole Corporate And Investment Bank	Qualifying Lender (other than a Treaty Lender)
Lloyds Bank plc	Qualifying Lender (other than a Treaty Lender)
Royal Bank of Canada	Qualifying Lender (other than a Treaty Lender)
BBVA Ireland p.l.c.	Treaty Lender
Crédit Industriel et Commercial, London Branch	Qualifying Lender (other than a Treaty Lender)
Deutsche Bank AG, London Branch	Qualifying Lender (other than a Treaty Lender)
DNB Bank ASA	Qualifying Lender (other than a Treaty Lender)
HSBC Bank plc	Qualifying Lender (other than a Treaty Lender)
Intesa Sanpaolo S.p.A.	Qualifying Lender (other than a Treaty Lender)
National Bank of Abu Dhabi PJSC, London Branch	Qualifying Lender (other than a Treaty Lender)
Sumitomo Mitsui Banking Corporation	Treaty Lender
TD Bank Europe Limited	Qualifying Lender (other than a Treaty Lender)
Wells Fargo Bank International	Treaty Lender

PART 2

TREATY PASSPORT SCHEME CONFIRMATION

Name of New Lender	Treaty Passport scheme reference number and jurisdiction of tax residence (if applicable)
Abbey National Treasury Services Plc (trading as Santander Global Banking and Markets)	-
Australia and New Zealand Banking Group Limited	-
Bank of China Limited, London Branch	-
BNP Paribas Fortis SA/NV	Reference Number: 18/B/359080/DTTP Jurisdiction of tax residence: Belgium
Citibank, N.A. London Branch	-
COMMERZBANK AKTIENGESELLSCHAFT, LONDON BRANCH	-
Crédit Agricole Corporate And Investment Bank	-
Lloyds Bank plc	-
Royal Bank of Canada	-
BBVA Ireland p.l.c.	Reference Number: 12/B/254395/DTTP Jurisdiction of tax residence: Ireland
Crédit Industriel et Commercial, London Branch	-
Deutsche Bank AG, London Branch	-
DNB Bank ASA	-
HSBC Bank plc	-
Intesa Sanpaolo S.p.A.	-
National Bank of Abu Dhabi PJSC, London Branch	-
Sumitomo Mitsui Banking Corporation	Reference Number: 43/S/274647/DTTP Jurisdiction of tax residence: Japan
TD Bank Europe Limited	-
Wells Fargo Bank International	Reference Number: 12/W/356771/DTTP Jurisdiction of tax residence: Ireland

SIGNATORIES

Company

AMEC PLC (for itself and on behalf of the other Obligors)

By:	/s/ Alan Dick
Alan Dick

Original Mandated Lead Arrangers

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:	/s/ Scot P. Mitchell
Scot P. Mitchell

BARCLAYS BANK PLC

By:	/s/ Keith Hatton
Keith Hatton

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Charles Griffiths
Charles Griffiths

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Stuart Foster
Stuart Foster

Original Bookrunners

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:	/s/ Scot P. Mitchell
Scot P. Mitchell

BARCLAYS BANK PLC

By:	/s/ Keith Hatton
Keith Hatton

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Charles Griffiths
Charles Griffiths

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Stuart Foster
Stuart Foster

Additional Mandated Lead Arrangers

ABBEY NATIONAL TREASURY SERVICES PLC (TRADING AS SANTANDER GLOBAL BANKING AND MARKETS)

By:	/s/ Paul McDonagh
Paul McDonagh

/s/ David Navalon
David Navalon

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Nicholas Hill
Nicholas Hill

BANK OF CHINA LIMITED, LONDON BRANCH

By:	/s/ Steve Hardman
Steve Hardman

/s/ Huabin Wang
Huabin Wang

BNP PARIBAS FORTIS SA/NV

By:	/s/ Pierre Demaerel
Pierre Demaerel

/s/ Valérie Clar
Valérie Clar

CITIBANK, N.A. LONDON BRANCH

By:	/s/ Andrew Mason
Andrew Mason

COMMERZBANK AKTIENGESELLSCHAFT

By:	/s/ Fabrice Leistner
Fabrice Leistner

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mike Hebb
Mike Hebb

/s/ Arnaud Létrillart
Arnaud Létrillart

LLOYDS BANK PLC

By:	/s/ Sami Al-Bakri
Sami Al-Bakri

ROYAL BANK OF CANADA

By:	/s/ G. David Cole
G. David Cole

Additional Lead Arrangers

BBVA IRELAND P.L.C.

By:	/s/ Pablo Vallejo
Pablo Vallejo

CRÉDIT INDUSTRIEL ET COMMERCIAL, LONDON BRANCH

By:	/s/ Ben Travers
Ben Travers

/s/ L. Batson
L. Batson

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Andrea Thomasius
Andrea Thomasius

/s/ Tanja Engelbrecht
Tanja Engelbrecht

DNB BANK ASA

By:	/s/ Jan Erik Berre
Jan Erik Berre

/s/ Kelly Sage
Kelly Sage

HSBC BANK PLC

By:	/s/ Rebecca Parrott
Rebecca Parrott

INTESA SANPAOLO S.P.A.

By:	/s/ Lawrence Wybraniec
Lawrence Wybraniec

/s/ Paul Samuels
Paul Samuels

NATIONAL BANK OF ABU DHABI PJSC, LONDON BRANCH

By:	/s/ Richard Collens
Richard Collens

/s/ Bernard Deery
Bernard Deery

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Thierry Muschs
Thierry Muschs

/s/ Francoise Bouchat
Francoise Bouchat

TD BANK EUROPE LIMITED

By:	/s/ Heather Owen
Heather Owen

/s/ Ryan Clancy
Ryan Clancy

WELLS FARGO BANK INTERNATIONAL

By:	/s/ John O’Brien
John O’Brien

Existing Lenders

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:	/s/ Ilghiz Fazylov
Ilghiz Fazylov

BARCLAYS BANK PLC

By:	/s/ Keith Hatton
Keith Hatton

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Carl Norrdell
Carl Norrdell

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Stuart Foster
Stuart Foster

New Lenders

ABBEY NATIONAL TREASURY SERVICES PLC (TRADING AS SANTANDER GLOBAL BANKING AND MARKETS)

By:	/s/ Paul McDonagh
Paul McDonagh

/s/ David Navalon
David Navalon

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ Nicholas Hill
Nicholas Hill

BANK OF CHINA LIMITED, LONDON BRANCH

By:	/s/ Steve Hardman
Steve Hardman

/s/ Huabin Wang
Huabin Wang

BNP PARIBAS FORTIS SA/NV

By:	/s/ Pierre Demaerel
Pierre Demaerel

/s/ Valérie Clar
Valérie Clar

CITIBANK, N.A. LONDON BRANCH

By:	/s/ Bogdan Oprea
Bogdan Oprea

COMMERZBANK AKTIENGESELLSCHAFT, LONDON BRANCH

By:	/s/ Fabrice Leistner
Fabrice Leistner

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Mike Hebb
Mike Hebb

/s/ Arnaud Létrillart
Arnaud Létrillart

LLOYDS BANK PLC

By:	/s/ Sami Al-Bakri
Sami Al-Bakri

ROYAL BANK OF CANADA

By:	/s/ G. David Cole
G. David Cole

BBVA IRELAND P.L.C.

By:	/s/ Pablo Vallejo
Pablo Vallejo

CRÉDIT INDUSTRIEL ET COMMERCIAL, LONDON BRANCH

By:	/s/ Ben Travers
Ben Travers

/s/ L. Batson
L. Batson

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Andrea Thomasius
Andrea Thomasius

/s/ Tanja Engelbrecht
Tanja Engelbrecht

DNB BANK ASA

By:	/s/ Jan Erik Berre
Jan Erik Berre

/s/ Kelly Sage
Kelly Sage

HSBC BANK PLC

By:	/s/ Rebecca Parrott
Rebecca Parrott

INTESA SANPAOLO S.P.A.

By:	/s/ Lawrence Wybraniec
Lawrence Wybraniec

/s/ Paul Samuels
Paul Samuels

NATIONAL BANK OF ABU DHABI PJSC, LONDON BRANCH

By:	/s/ Richard Collens
Richard Collens

/s/ Bernord Derry
Bernord Derry

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Thierry Muschs
Thierry Muschs

/s/ Francoise Bouchat
Francoise Bouchat

TD BANK EUROPE LIMITED

By:	/s/ Heather Owen
Heather Owen

/s/ Ryan Clancy
Ryan Clancy

WELLS FARGO BANK INTERNATIONAL

By:	/s/ John O’Brien
John O’Brien

Global Co-ordinator

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:	/s/ Scot P. Mitchell
Scot P. Mitchell

Facility Agent

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:	/s/ Paula Beattie
Paula Beattie